                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                August 21, 2001
             ----------------------------------------------------
                       (Date of earliest event reported)

                             THE FINOVA GROUP INC.
             ----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


       Delaware                      1-11011                      86-0695381
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 (State or Other                   (Commission                  (IRS Employer
  Jurisdiction                     File Number)              Identification No.)
of Incorporation)

4800 North Scottsdale Road, Scottsdale, Arizona                     85251-7623
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(Address of Principal Executive Offices)                            (Zip Code)


                                (480) 636-4800
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              Registrant's telephone number, including area code


                                     None
        --------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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     Item 1.  Change of Control of Registrant

     On August 21, 2001 (the "Effective Date"), The FINOVA Group Inc. ("FINOVA") emerged from its reorganization proceedings under Chapter 11 of the United States Bankruptcy Code pursuant to the Third Amended and Restated Joint Plan of Reorganization of Debtors under Chapter 11 of the Bankruptcy Code, as amended and supplemented (the "Plan"). Pursuant to the Plan, on the Effective Date, FINOVA's subsidiary, FINOVA Capital Corporation ("FINOVA Capital"), borrowed on a senior secured basis $5.6 billion (the "Berkadia Loan") from Berkadia LLC, a Delaware limited liability company ("Berkadia") jointly owned by Berkshire Hathaway Inc. ("Berkshire") and Leucadia National Corporation ("Leucadia"), and FINOVA issued to Berkadia 61,020,581 shares of common stock (the "Shares"), representing 50% of the shares of FINOVA common stock outstanding after giving effect to the implementation of the Plan. A copy of the Third Amended and Restated Joint Plan of Reorganization dated June 13, 2001 is included as Exhibit A to the Third Amended and Restated Disclosure Statement filed as Exhibit 10.A to FINOVA's Current Report on Form 8-K, filed on June 22, 2001, and a copy of the Revised Technical Amendments dated August 10, 2001 thereto are filed as
Exhibit 2.B to FINOVA's Current Report on Form 8-K, filed August 27, 2001, and each is incorporated herein by reference.

     Berkadia has advised FINOVA that it financed the Berkadia Loan to FINOVA Capital and acquired the Shares with funds drawn under a $5.6 billion principal amount loan facility from a group of lenders with Fleet Securities, Inc. as administrative agent (the "Fleet Facility"). According to Berkadia, the Fleet Facility is secured by a pledge of the $5.6 billion secured promissory note from FINOVA Capital to Berkadia issued pursuant to the Berkadia Loan, and Leucadia has guaranteed repayment of the Fleet Facility on a primary basis as to 10% of the Fleet Facility and Berkshire has guaranteed repayment of the Fleet Facility on a primary basis as to 90% of the Fleet Facility, with a secondary guarantee of Leucadia's 10% primary guarantee.

     The Board of Directors of FINOVA was reconstituted on the Effective Date to be comprised of four directors designated by Berkadia, two directors who were directors of FINOVA prior to the Effective Date and one director designated by the Official Committee of Creditors in the reorganization proceedings. The directors are Ian M. Cumming, Joseph S. Steinberg, Lawrence S. Hershfield, R. Gregory Morgan, G. Robert Durham, Kenneth R. Smith and Thomas F. Boland. Pursuant to the Plan, the bylaws of FINOVA were amended on the Effective Date to provide that so long as at least $500,000,000 in aggregate principal amount of the 7.5% Senior Secured Notes Maturing 2009 with Contingent Interest due 2016 issued by FINOVA (the "New Senior Notes") pursuant to the Plan are outstanding (excluding New Senior Notes held by affiliates of FINOVA), the holders of New Senior Notes not affiliated with FINOVA (the "Unaffiliated Note Holders") shall be allowed to designate the nominee for any replacement or successor to the director designated by the Official Committee of Creditors of FINOVA pursuant to the terms of the Plan to serve on FINOVA's Board of Directors (such director and any successor referred to herein as the "Note Holder Designee"). The Amended and Restated Bylaws of FINOVA is filed as Exhibit 3.B to FINOVA's Current Report on Form 8-K, filed on August 27, 2001, and is incorporated herein by reference. As further described below, FINOVA, Berkshire, Leucadia and Berkadia have entered into a Voting Agreement, by which Berkadia is obligated to vote for the election of the Note Holder Designee, as well as for the removal of such Note Holder Designee if directed by the Unaffiliate Note Holders. The Voting Agreement is filed as Exhibit 10.J to FINOVA's Current Report on Form 8-K, filed on August 27, 2001, and is incorporated herein by reference. Except with respect to the Note Holder Designee, Berkadia has advised FINOVA that the operating agreements of Berkadia and Berkadia Management LLC, a Delaware limited liability Company and manager of Berkadia ("Management") provide for the selection of nominees to the Board of

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Directors of FINOVA, should Berkadia choose to propose its own nominees.

     Berkadia has advised FINOVA as follows with respect to the First Amended and Restated Berkadia LLC Operating Agreement (the "Berkadia Agreement"). The Berkadia Agreement provides that except in the event of a liquidation of FINOVA or as otherwise unanimously agreed by Berkadia's members, FINOVA stock shall be transferred and delivered to, held directly by, and not distributed by, Berkadia. Under the Berkadia Agreement, Berkadia further agrees to vote its FINOVA stock in such manner as determined by Management, and any directors that Berkadia is entitled to, or has the power to, elect or otherwise nominate or designate to FINOVA's Board of Directors, shall be elected, nominated or designated by Management pursuant to the terms of the Berkadia Management LLC Operating Agreement (the "Management Operating Agreement") described below. The Berkadia Agreement further provides that BHF Berkadia Member Inc., a Delaware corporation and an indirect wholly owned subsidiary of Berkshire ("Member"), is entitled to 20% of proceeds from FINOVA stock, WMAC Investors Inc., a Delaware corporation and an indirect wholly owned subsidiary of Leucadia, is entitled to 20% and Management is entitled to 60% (each being that member's "Member Stock Percentage"). Upon a liquidation of Berkadia, FINOVA stock shall be distributed to the members in-kind in accordance with the Member Stock Percentages. Under the Berkadia Agreement, unless waived by the members, a liquidation will occur if (among other things) the Berkadia Loan and the Fleet Facility are paid in full. The Berkadia Agreement also provides that if a member or its affiliate desires to acquire additional securities or interests in bank loans of FINOVA or its affiliates, then the member or its affiliate may not proceed with such transaction unless the other member is afforded a reasonable opportunity to acquire one-half of such securities or interests in bank loans on the same terms (excluding New Senior Notes acquired through a tender offer that has been or will be commenced by Berkshire or a direct or indirect subsidiary of Berkshire for up to $500 million in aggregate principal amount of New Senior Notes at a cash purchase price of 70% of principal amount, without accrued interest (the "Berkshire Tender Offer")).

     Berkadia has advised FINOVA as follows with respect to the Management Operating Agreement, entered into by the members of Management, BH Finance LLC, a Nebraska limited liability company and an indirect wholly owned subsidiary of Berkshire ("Finance"), and WMAC Investment Corporation, a Wisconsin corporation and indirect wholly owned subsidiary of Leucadia ("WMAC"). Under the Management Operating Agreement, if Berkadia is entitled to, or has power to, elect or otherwise nominate or designate directors to FINOVA's Board of Directors, then Management shall elect, nominate or designate such directors. If the number of directors to be chosen by Berkadia is an even number, then each of Management's two members shall choose one-half of such persons. If the number is an odd number, the members shall unanimously agree on one director and one-half of the remaining directors shall be selected by each of Management's two members. The Management Operating Agreement also provides that except in the event of a liquidation of Berkadia, or as otherwise unanimously agreed by Management's members, the shares of FINOVA stock shall be transferred and delivered to, held directly by, and not distributed by, Berkadia. The Management Operating Agreement further provides that Finance is entitled to 50% of proceeds from FINOVA stock, and WMAC is entitled to 50% (each being that member's "Stock Percentage"). Under the Management Operating Agreement, Management also agrees to vote the shares of FINOVA stock as required by the Voting Agreement and otherwise as is unanimously agreed by Management's members; provided that if the members cannot agree, then Management shall cause Berkadia to vote the shares of FINOVA stock in the manner directed by each member with respect to that number of Berkadia's shares of FINOVA stock as is in proportion to such member's Stock Percentage. The Management Operating Agreement also provides that if a member or its affiliate desires to acquire additional securities or interests in bank loans of FINOVA or its affiliates, then the member or its affiliate may not proceed with such transaction unless the other member is afforded a reasonable opportunity to acquire one-half of such securities or interests in bank loans on the same terms (excluding New Senior Notes acquired through the Berkshire Tender Offer).

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     Pursuant to the Plan, the Certificate of Incorporation of FINOVA was
amended on the Effective Date, among other things, to prohibit FINOVA from issuing non-voting equity securities and to impose certain restrictions on the transfer of FINOVA's equity securities, applicable to persons who are or become (under applicable tax rules) five-percent shareholders of FINOVA, without the prior written approval of FINOVA's Board of Directors. These transfer restrictions do not apply to any of the Shares owned by Berkadia or its affiliates. The Amended and Restated Certificate of Incorporation is filed as
Exhibit 3.A to FINOVA's Current Report on Form 8-K, filed on August 27, 2001, and is incorporated herein by reference.

     FINOVA has entered into a Registration Rights Agreement with Berkadia by which FINOVA has granted Berkadia certain rights to require FINOVA to register for sale under the Securities Act of 1933, as amended, the shares of FINOVA stock issued to Berkadia or its affiliates in connection with the Plan. The Registration Rights Agreement is filed as Exhibit 10.I to FINOVA's Current Report on Form 8-K, filed on August 27, 2001, and is incorporated herein by reference.

     In addition, pursuant to the Plan, FINOVA, Berkshire, Leucadia and Berkadia have entered into the Voting Agreement by which, among other things, Leucadia and Berkshire agree to cause Berkadia to vote for the election of the Note Holder Designee. Also under the Voting Agreement, Leucadia and Berkshire agree to cause Berkadia to vote to remove the Note Holder Designee if the Unaffiliated Note Holders so direct. The obligations of Leucadia and Berkshire under the Voting Agreement are subject to certain termination provisions. The Voting Agreement is filed as Exhibit 10.J to FINOVA's Current Report on Form 8-K, filed on August 27, 2001, and is incorporated herein by reference.

     Pursuant to the Plan, under a ten year Management Services Agreement with Leucadia and its subsidiary, Leucadia International Corporation, a Utah Corporation, Leucadia will be responsible for the general management of FINOVA, subject to the authority of the Board of Directors, and has designated its employees to act as Chairman of the Board and President of FINOVA. Leucadia and Berkshire have advised FINOVA that Berkshire shares in the fees received by Leucadia under the Management Services Agreement.

     Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits.

     The following documents are filed as exhibits to this Current Report on Form 8-K:

                                 EXHIBIT INDEX

Exhibit Number                             Description
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     2.A            Third Amended and Restated Joint Plan of Reorganization of
                    Debtors Under Chapter 11 of the Bankruptcy Code (included as Exhibit A to Exhibit 10.A., Third Amended and Restated Disclosure Statement, to FINOVA's Current Report on Form 8-K, filed on June 22, 2001, and incorporated by reference).

     2.B Revised Technical Amendments to Third Amended and Restated Joint Plan of Reorganization (incorporated by reference from FINOVA's Current Report on Form 8-K, filed on August 27, 2001, Exhibit 2.B).

     3.A Amended and Restated Certificate of Incorporation of FINOVA (incorporated by reference from FINOVA's Current Report on Form 8-K, filed on August 27, 2001, Exhibit 3.A).

     3.B Amended and Restated Bylaws of FINOVA (incorporated by reference from FINOVA's Current Report on Form 8-k, filed on August 27, 2001, Exhibit 3.B).

     10.A Registration Rights Agreement, dated as of August 21, 2001, between FINOVA and Berkadia (incorporated by reference from FINOVA's Current Report on Form 8-K, filed on August 27, 2001, Exhibit 10.I).

     10.B Voting Agreement, dated as of August 21, 2001, among FINOVA, Berkadia, Berkshire Hathaway, Inc. and Leucadia National Corporation (incorporated by reference from FINOVA's Current Report on Form 8-K, filed on August 27, 2001, Exhibit 10.J).
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, The FINOVA Group Inc. has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    THE FINOVA GROUP INC.

                                    By:        /s/ Richard Lieberman
                                    -----------------------------------------
Dated:  August 28, 2001                        Richard Lieberman
                                    Vice President-Deputy General Counsel and
                                    Assistant Secretary
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                                 EXHIBIT INDEX

Exhibit Number                             Description
--------------                             -----------

     2.A Third Amended and Restated Joint Plan of Reorganization of Debtors Under Chapter 11 of the Bankruptcy Code (included as Exhibit A to Exhibit 10.A, Third Amended and Restated Disclosure Statement, to FINOVA's Current Report on Form 8-K, filed on June 22, 2001, and incorporated by reference).

     2.B Revised Technical Amendments to Third Amended and Restated Joint Plan of Reorganization (incorporated by reference from FINOVA's Current Report on Form 8-K, filed on August 27, 2001, Exhibit 2.B).

     3.A            Amended and Restated Certificate of
                    Incorporation of FINOVA (incorporated by reference from FINOVA's Current Report on Form 8-K, filed on August 27, 2001, Exhibit 3.A).

     3.B Amended and Restated Bylaws of FINOVA (incorporated by reference from FINOVA's Current Report on Form 8-k, filed on August 27, 2001, Exhibit 3.B).

     10.A Registration Rights Agreement, dated as of August 21, 2001, between FINOVA and Berkadia (incorporated by reference from FINOVA's Current Report on Form 8-K, filed on August 27, 2001, Exhibit 10.I).

     10.B Voting Agreement, dated as of August 21, 2001, among FINOVA, Berkadia, Berkshire Hathaway, Inc. and Leucadia National Corporation (incorporated by reference from FINOVA's Current Report on Form 8-K, filed on August 27, 2001, Exhibit 10.J).